Quarterly Financial Update

and

Running a Self Storage Operation - *Behind the Scenes*

August 21, 2012 H. MICHAEL SCHWARTZ President, CEO Strategic Storage Trust, Inc. KEN MORRISON President Strategic Storage Property Management Presented by Exhibit 99.1

2
Disclaimers and Risk Factors
Disclaimers
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of
the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered.  All forward-looking statements should be read in light of the risks identified in our prospectus and supplements.
Risk Factors
• See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in Strategic Storage Trust, Inc..
• As of December 31, 2011, our accumulated deficit was approximately $43 million, and we anticipate that our operations will not be profitable in 2012.
• No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of  this offering, if at all. It may be difficult sell your shares.  If sell your shares, it will likely be at a substantial discount.
• We have paid distributions from sources other than our cash flows from operations, including from the net proceeds from our initial public offering. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions.  Until we generate operating cash flows sufficient to pay distributions to you, we may pay distributions from the net proceeds of this offering or from borrowings in anticipation of future cash flows. We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions.
• We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.
• Our board of directors may change any of our investment objectives, including our focus on self storage facilities.
• We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers, which will reduce cash available for investment and distribution.
• There are substantial conflicts of interest among us and our sponsor, advisor, property manager and dealer manager.
• We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions.
• We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.
• Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives.
• We encourage you to review our SEC filings at
www.sec.gov.
to
you
“will,”

Strategic Storage Trust, Inc.
About Us
•
First and only publicly registered non-traded REIT focused
on self storage
•
Sponsor was ranked 8   in Mini-Storage Messenger’s Top
Operators List in 2011
•
As of 8/20/12, SSTI wholly owns 100 properties in 17 states
and Ontario, Canada with approximately 64,780 units and
approximately 8.1 million rentable square feet
th

4 Agenda • Financial Snapshot • Running a Self Storage Company

Financial Update
Total Assets by Quarter
600
575
550
525
500
475
450
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
$0.2
$2.8
$13.2
$19.8
$34.1
$50.6
$185.2
$203.7
$220.3
$242.6
$289.0
$307.4
$385.9
$423.3
$467.0
$550.4
$543.9
$585.6
2008 2008 2008 2008 2009 2009 2009 2009 2010 2010
2010
2010 2011 2011 2011 2011 2012 2012

6
Total Revenues by Quarter
Financial Update
16
15
14
13
12
10
11
9
8
7
6
5
4
3
2
1
0
Q2
2008
Q3
2008
Q4
2008
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
$0.02
$0.3
$0.6
$0.8
$1.8
$4.7
$5.2
$6.3
$6.9
$7.8
$9.8
$11.4
$13.9
$14.3
$15.4
$15.7

Financial Update G&A Per Property by Quarter G&A Per Property Q2 2009 $58,095 Q2 2010 $21,177 (63.5% decrease) Q2 2011 $7,600 (64.1% decrease) Q2 2012 $6,737 (11.3% decrease)

8
Portfolio Update
Wholly Owned Properties by Quarter
100
90
80
70
60
50
40
20
30
34
10
6
0
3
8
29
26
24
35
45
78
72
61
91 91
92
Q1 Q4 Q2 Q3 Q4
Q1 Q2 Q3 Q4 Q1 Q2 Q3
Q4
Q1
Q2
2012 2012 2011 2011 2011 2011 2010 2010 2010 2010 2009 2009 2009 2009 2008
New Acquisitions/Quarter
Existing
1
3
2
16
2
3
5
1
10
16
11
6
13
1
91 91
78
72
61
45
35
34
29
26
24
8
6
3
2

Rentable Square Feet by State
(as of 6/30/12)
Portfolio Update
7.5%
4.2%
5.0%
3.2%
11.0%
12.4%
1.9%
0.9%
19.6%
0.9%
1.3%
5.3%
4.5%
NJ
5.2%
3.6%
FL
10.0%
2.4%
1.1%
92 properties
17 states, 1 province
61,010 units
7.5 million SF
National Training Office
Regional Office
District Office
Home Office/Regional Office

10
Portfolio Update
1990 NW Federal Hwy. 1
Stuart, Florida
Units: 370
Year: 2004
Net Rentable: 51,500 SF
Acres: 2.51
6195 South Kanner Hwy.
Stuart, Florida
Units: 380
Year: 2008
Net Rentable: 54,700 SF
Acres: 7.74
782 King George Blvd.
Savannah, Georgia
Units: 450
Year: 2001
Net Rentable: 67,100 SF
Acres: 4.71
Stockade Portfolio

Portfolio Update
1060 King George Blvd.
Savannah, Georgia
Units: 590
Year: 2002
Net Rentable: 68,700 SF
Acres: 4.53
298 Red Cedar St.
Bluffton, South Carolina
Units: 660
Year: 2008
Net Rentable: 78,900 SF
Acres: 4.37
Stockade Portfolio
512 Percival Rd.
Columbia, South Carolina
Units: 490
Year: 2003
Net Rentable: 65,400 SF
Acres: 3.76

12
Portfolio Update
120 Northpoint Dr.
Lexington, South Carolina
Units:
Year:
Net Rentable:
Acres:
890 St Peters Church Rd.
Lexington, South Carolina
Units: 250
Year: 2010
Net Rentable: 35,400 SF
Acres: 4.37
Stockade Portfolio
86,500 SF
5.00
580
1998/2003

13 Running a Self Storage Operation • Branding Initiatives • People • Technology • Increasing Net Operating Income • Results

14
Branding Initiatives
Technology To Compete In Today’s Marketplace
Branding is Important
Competitive Edge in a Unique Industry
Market Leader Has Less Than 5% Market Share
85% of Operators Own 1-2 Stores
Small Operators Cannot Afford the Marketing and
•
•
•

15 SmartStop Jingle SmartStop Intro SmartStop®Commercial Branding Initiatives ® ® ®

16 Branding Initiatives Advertising • Radio • Movie Theatres • Internet Yellow Pages and Mobile Ads • Print Ads and Directories • Direct Mail

17
Social Media and More
•
Twitter – Increasing followers
•
Facebook – 1,726 “Likes” = exposure to over 1 million friends of friends
•
YouTube – Maintains all our jingles for viewing
•
Blog – 84 human interest stories published since May
•
Google+ - New platform brings pictorial brand awareness
•
Mobile Friendly – easy access to web
•
SmartStop  App – 500+ downloads
®
Branding Initiatives

Branding Initiatives Before After SmartStop – Hollywood - Memphis,Tennessee

Branding Initiatives Before After SmartStop – State Rd. 84 – Weston, Florida

Running a Self Storage Operation • Branding Initiatives • People • Technology • Increasing Net Operating Income • Results

People
•
Regional Directors
•
District Managers
•
Property Managers
•
Director of Training
•
Revenue Manager
*270+ Employees and Growing
"Hire good, smart people and train them well"
* Members of our Property Management team are employees of Strategic Storage Property Management, LLC. and/or Strategic Storage Holdings, LLC.

22 People • This is a retail establishment - Closed just 3 days out of the year • Standardized sales training - Lead conversion - Making the sale - Upselling

23 Running a Self Storage Operation • Branding Initiatives • People • Technology • Increasing Net Operating Income • Results

24 Technology • Real time Analytics Dashboard • Logic-based operating system for dynamic unit pricing - Over 10,000 price changes this year • Lead management - Improved lead conversion

25 Running a Self Storage Operation • Branding Initiatives • People • Technology • Increasing Net Operating Income • Results

Increasing NOI
Increasing Revenues
•
Increase Occupancy
•
Increasing Rates Based on Dynamic Unit Pricing
- Existing Tenants
- Face Rates
•
Tenant Insurance
•
Lead Conversion
•
Convenience Fees
•
Auxiliary Sales
- Locks and Boxes
- Truck Rents

SmartStop
Self Storage
888-97-STORAGE
SmartStop
Self Storage

SmartStop Self Storage
733
OFFICE
WE SELL BOXES

SmartStop Self Storage

27 Increasing NOI Reducing Expenses • Fixed vs. Variable Costs • Economies of Scale • National Pricing Power

28 Running a Self Storage Operation • Branding Initiatives • People • Technology • Increasing Net Operating Income • Results

29
Results
3,000
2,500
2,000
1,500
1,000
500
-
(500)
Same Store Occupancy - Jan - Jun 2012
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
Jan-12 Feb-12 Mar-12 Apr-12
May-12
Jun-12
Move Ins
Move Outs
Net
*2011 Occ Sq Ft (%)
2012 Occ Sq Ft (%)
Jan-12 Feb-12 Mar-12 Apr-12
May-12
Jun-12
1,135
1,270
(135)
76.1%
76.5%
1,379
1,427
(48)
76.4%
77.0%
1,818
1,626
192
76.6%
77.5%
2,099
1,572
527
77.2%
78.8%
2,492
1,707
785
77.4%
80.7%
2,634
1,821
813
77.7%
82.5%
* Note: Highest occupancy achieved in 2011 was 79.1% on 7/31/11

30
Results
Same Store Revenue - Year Over Year
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Feb Mar Apr May June
2012 Revenue
2011 Revenue
$3,096,000
$3,031,000
$3,521,000
$3,382,000
$3,508,000
$3,372,000
$3,766,000
$3,614,000
$3,813,000
$3,659,000
$3,901,000
$3,708,000
2.14% 4.11% 4.03% 4.21% 4.21% 5.20%
Revenue Variance (%)
Jan

Results
600
550
500
450
400
350
300
250
200
150
100
50
0
Dec-11* Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12
Move Ins
Move Outs
Net
Occ Sq Ft (%)
1
0
1
46.30%
269
225
44
47.30%
273
170
103
48.80%
359
199
160
51.00%
425
225
200
53.10%
567
224
343
57.60%
587
322
265
61.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
* Dec-11 data is upon acquisition (12/27/11)
Former Homeland Stores  - Jan - Jun 2012

32 Questions?

Recap
•
Branding Initiatives
– This is a Branded Retail Operation
•
People
•
Technology
•
Increasing NOI
•
Results
Yes, Technology can make you money
Because we can
It's working
Hire good people and train them well

Quarterly Financial Update

and

Running a Self Storage Operation - *Behind the Scenes*

August 21, 2012 Presented by H. MICHAEL SCHWARTZ President, CEO Strategic Storage Trust, Inc. KEN MORRISON President Strategic Storage Property Management